Investor Presentation
Second Quarter 2012
Steve Gardner
President & CEO

Forward-Looking Statements and
Where to Find Additional Information
This presentation contains forward-looking statements regarding events or future financial performance of the Company, including statements with respect to our objectives and strategies, and the results of our operations and our business. These statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the
Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of risks could cause future results to differ materially from these statements. These risks include, but are not limited to, the following:
changes in the performance of the financial markets; changes in the demand for and market acceptance of the Company's products and services; changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing; the effect of the Company's policies; the continued availability of adequate funding sources; and various legal, regulatory and litigation risks; as well as those additional risks identified in risks factors discussed in the reports filed by the Company with the
SEC, which are available on its website at www.sec.gov. The Company does not undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.
For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by Pacific Premier Bancorp with the SEC. The documents filed by Pacific Premier
Bancorp with the SEC may be obtained at Pacific Premier Bancorp’s website at www.ppbi.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from
Pacific Premier Bancorp by directing a request to: Pacific Premier Bancorp, 1600 Sunflower,
Costa Mesa, CA 92626. Attention: Investor Relations. Telephone 714-431-4000.

PACIFIC PREMIER BANCORP, INC.

LOS ANGELES
SAN BERNARDINO
LOS ALAMITOS
SEAL BEACH
HUNTINGTON BEACH
COSTA MESA
NEWPORT BEACH
PALM SPRINGS
PALM DESERT

Corporate Profile
NASDAQ:	PPBI
Web:	www.ppbi.com
Focus:	Small & Middle Market Businesses
Total Assets:	$1.065 Billion
Branches:	10 Locations
TCE:	8.78%
FD Book Value:	$9.18
ROAA YTD:	1.71%
ROAE YTD:	18.88%
June 30, 2012

Executing on Strategic Plan
• Relationship banking model
• Growing core deposit base- enhance shareholder value
• Robust earnings stream, building book value
• Solid balance sheet, excellent asset quality
• Increasing market share
• Strong execution on acquisitions
• Disciplined, prudent analysis and pricing of targets
• Active risk management policies and procedures
• Operational efficiency

Financial Summary
	QTD 6/30/11	QTD 9/30/11	QTD 12/31/11	QTD 3/31/12	QTD 6/30/12
Balance Sheet	(dollars in thousands)
Total assets	$948,111	$928,502	$961,128	$985,171	$1,065,035
Net loans	699,579	725,952	730,067	687,141	790,062
Total deposits	815,985	797,378	828,877	846,717	913,191
Total equity	81,817	84,620	86,777	89,476	96,069

Statements of Operations
Net interest income	$10,336	$10,231	$10,960	$10,041	$11,282
Noninterest income (loss)	(1,093)	2,110	257	939	6,529
Noninterest expense	6,855	7,074	6,616	6,641	8,205
Net income	785	2,460	2,555	2,692	5,811
Diluted EPS	$0.08	$0.23	$0.24	$0.25	$0.55

Bank Capital Ratios
Tier 1 leverage	8.80	9.29	9.44	9.49	9.48
Tier 1 risk based	11.68	11.57	11.68	12.54	11.28
Total risk based	12.88	12.71	12.81	13.65	12.18

PACIFIC PREMIER
BANCORP, INC.

Expanding NIM - Franchise Value

NIM
Cost of Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
2.99%
3.12%
3.77%
4.21%
4.58%
4.62%
4.84%
4.31%
4.64%
3.51%
2.38%
1.51%
1.21%
1.05%
0.99%
0.90%
0.84%
0.66%

Efficiency Ratio

PPB
Peer *
120.00%
90.00%
60.00%
30.00%
0.00%
101.4%
94.2%
86.1%
77.6%
79.8%
78.2%
86.4%
78.1%
83.7%
63.8%
59.2%
61.6%
58.3%
56.8%
50.4%
59.1%
62.0%
2008
2009
2010
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12

* California peer group consists of all insured California institutions in the FFIEC database

Overview of PPBI
• Strategic Plan - Pre 2008 Stage
 • Diversify the balance sheet, reduce wholesale funding dependence
 • Establish and maintain strong, conservative credit culture
• Strategic Plan - Current Stage
 • Fully leverage offensive capital raise- $15M in Q3 2009
 • Growth through disciplined acquisitions
 • Canyon National Bank - $209 million in assets
 • Palm Desert National Bank - $104 million in assets
 • Maintain positive trends in profitability, NIM, efficiency ratio, & credit quality
• Strategic Plan - Next Stage
 • Increase fee income - SBA lending and mortgage banking initiatives
 • Increase non-interest bearing accounts to 25%+ of deposit base
 • Manage capital to continue growth, both organic and through acquisitions
 • Build out commercial banking franchise

PPBI: Today vs. 2008
	12/31/08	6/30/12	Variance
Balance Sheet, Capital & Credit	(dollars in thousands)
Total assets	$739,956	$1,065,035	39.5%
Total loans	623,138	790,062	26.8%
Total deposits	457,128	913,191	99.8%
Leverage ratio	8.99%	9.60%	9.0%
Total risk-based capital ratio	12.07%	12.26%	1.6%
FHLB borrowings	$181,400	$0	(100.0%)
Loan Mix
Owner occupied CRE loans/Total loans	17.9%	18.8%	5.4%
Commercial & industrial loans/Total loans	6.9%	10.5%	53.4%
Warehouse loans/Total loans	0.0%	7.7%	n/a
Non-owner occupied CRE loans/Total loans	26.0%	30.4%	16.9%
Multi-family loans/Total loans	45.7%	23.0%	(49.7%)
Deposit Mix
Non-interest bearing deposits/Total deposits	6.4%	16.5%	153.8%
Non-CDs/Total deposits	19.3%	52.4%	171.1%
Yield, Cost and Returns
Cost of deposits	3.51%	0.66%	(82.1%)
Net interest margin	2.99%	4.48%	50.0%
Return on average assets	0.09%	1.71%	1,796.1%
Return on average equity	1.20%	18.88%	1,473.3%
Number of branch locations	6	10	66.7%

Deposit Base: Today vs. 2008
	12/31/08	6/30/12	Variance
	(dollars in thousands)
Transaction Accounts:
Noninterest bearing	$29,443	$150,538	411.3%
Interest bearing checking	20,989	92,270	339.6%
Money market	23,463	145,727	521.1%
Savings	14,401	89,559	521.9%
Total transaction accounts	88,296	478,094	441.5%
CD Accounts
Time deposits	341,741	435,097	27.3%
Broker/wholesale CDs	27,091	0	(100.0%)
Total CDs	368,832	435,097	18.0%
Total deposits	$457,128	$913,191	99.8%

June 30, 2012
Retail CD 41%
Non Int. Bearing 16%
Interest Checking 10%
Money Market 16%
Savings 10%
Jumbo CD 7%

Deposit Mix
Total deposits: $913.2 million
Cost of deposits: 0.63%

CD
Transaction
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
80.7%
19.3%
68.4%
31.6%
62.0%
38.0%
51.7%
48.3%
47.6%
52.4%
Dec-08
Dec-09
Dec-10
Dec-11
Jun-12

Deposit Mix - Increasing Shareholder Value
$457,128
$618,734
$659,240
$828,877
$913,191

Loan Portfolio: Today vs. 2008
	12/31/08	06/30/12	Variance
	(dollars in thousands)
Business Loans:
Commercial owner occupied	$112,406	$150,428	33.8%
Commercial and industrial	43,235	84,191	94.7%
Warehouse	0	61,111	N/M
SBA	4,942	3,995	(19.2%)
Total business loans	160,583	299,725	86.6%
CRE Loans:
Multi-family	287,592	183,742	(36.1%)
Commercial non-owner occupied	163,428	242,700	48.5%
Total CRE loans	451,020	426,442	(5.4%)

One-to-four family	9,925	56,694	471.2%
Other loans	7,239	15,491	114.0%
Gross loans	$628,767	$798,352	27.0%

June 30, 2012
CRE Non-owner
30%
One-to-four
family
7%
Multi-family
23%
CRE owner
19%
Warehouse
8%
C&I
10%
Other
2%
SBA
1%

Loan Portfolio
Total loans: $798.4 million
WAVG: 5.88%

Conservative Credit Structure
• Overall Underwriting Approach:
 • Global cash flow lender
• Loans:
 • Business - full banking relationship
 • CRE - no high risk product types or loan structures
 • Personal guarantees, cross collateralized, cross guarantees
• Proactive Portfolio Management

Loan Segment Characteristics
June 30, 2012
				LTV	DCR
Business loans:
Commercial owner occupied	$622,000	6.31%	62	62%	----
Commercial & industrial	$233,000	5.47%	38	----	----
Warehouse	$7,639,000	5.34%	17	----	----
Real estate loans:
Multi-family	$988,000	5.95%	64	68%	1.21
Commercial non-owner occupied	$1,178,000	5.99%	51	58%	1.61
One-to-four family	$166,000	5.11%	46	53%	----

PPB
Peers
6.00
5.00
4.00
3.00
2.00
1.00
-
4.23
4.75
5.12
5.27
5.48
4.26
5.27
4.88
4.77
4.21
3.76
3.45
3.41
1.90
2.02
1.35
1.65
1.10
0.39
0.64
0.76
3.79
1.91
1.46
0.77
0.37
0.84
CNB
Acquisition
2/11/11
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12

Solid Loan Performance
California peer group consists of all insured California institutions in the FFIEC database
Delinquency to Total Loans
PDNB
Acquisition
4/27/12

PACIFIC PREMIER
BANCORP, INC.

PPB
Peers
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.68
3.34
3.65
3.64
3.68
3.85
3.75
3.58
3.31
3.08
2.68
2.43
2.29
1.04
1.70
1.58
1.66
1.36
0.48
0.58
0.40
3.26
1.62
1.31
0.76
0.55
1.67
CNB
Acquisition
2/11/11
PDNB
Acquisition
4/27/12
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12

Proactive Asset Management
California peer group consists of all insured California institutions in the FFIEC database
Nonperforming Assets to Total Assets

PACIFIC PREMIER
BANCORP, INC.

Lancaster
Palmdale
Apple Valley
Victorville
Santa Clarita
Simi Valley
San Fernando
Thousand Oaks
Oxnard
Ventura
Port Hueneme
Pasadena
Glendora
El Monte
East Los Angeles
Manhattan Beach
Torrance
Long Beach
Huntington Beach
Santa Ana
Anaheim
Corona
San Bernardino
Yucaipa
Banning
Moreno Valley
Palm Springs
Cathedral City
La Quinta
Hemet
Lake Elsinore
Murrieta
Temecula
Fallbrook
Laguna Niguel
San Juan Capistrano
Oceanside
Vista
San Marcos
Escondido
Encinitas
Solana Beach
Poway
Ramona
Lakeside
San Diego
La Mesa
Chula Vista
Tijuana
Rosarito
Tecate
Pacific Ocean
Channel Islands
San Nicolas Island
San Clemente Island
Santa Catalina Island
Avalon
100 mi

Potential M&A Targets
So. Cal. Institutions
Source: SNL Financial
Total assets …………………………………..	$ 16.8
Total deposits ………………….....................	13.5
Total core deposits ……………....................	11.9
Total loans …………………….....................	11.4
Total branches ………………........................	221
(dollars in billions)
Potential Targets - $100 to $500 million 100 miles of Costa Mesa, California As of March 31, 2012
# of Institutions
$100 to $250 million	47
$250 to $500 million	25

PACIFIC PREMIER
BANCORP, INC.

Los Angeles
San Diego
Tijuana
Lancaster
Palmdale
Huntington Beach
Pacific Ocean

Potential FDIC Targets
Texas ratio defined as NPAs + 90 days PD / tangible common equity plus loan loss reserves; Circle radius represents 100 miles
So. Cal. Stressed Institutions
FDIC Targets - $1.0 billion and less 100 miles of Costa Mesa, California As of March 31, 2012
	Texas Ratio	# of Institutions
Near term	100% +	4
Longer term	50% to 100%	19
Texas Ratio > 100%
Texas Ratio b/t 50-100%
Source: SNL Financial
Total assets …………………………………..	$ 5.3
Total deposits ………………….....................	4.4
Total core deposits ……………....................	3.9
Total loans …………………….....................	3.8
Total branches ………………........................	74
(dollars in billions)

Outlook
• Gaining market share from competitors
• Building franchise value
• So. CA one of the best banking markets
• Target rich environment for acquisitions
• Proven management team and track record

Steve Gardner
sgardner@ppbi.com
714-431-4000
www.ppbi.com